UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 26, 2004

                        MACE SECURITY INTERNATIONAL, INC.

               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-22810                   03-0311630
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                         1000 Crawford Place, Suite 400,
                              Mt. Laurel, NJ 08054
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               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: 856-778-2300


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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
         -------------

         On May 26, 2004, Mace Security International, Inc. ("Mace") issued a press release, which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that on May 26, 2004, Mace completed a private placement of its common stock and warrants to a private institution.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)      Exhibits.

                  99.1     Press release dated May 26, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MACE SECURITY INTERNATIONAL, INC.


                                  By  /s/  Gregory M. Krzemien
                                      ------------------------------------------
                                           Gregory M. Krzemien
                                           Chief Financial Officer and Treasurer


May 28, 2004

                                  EXHIBIT INDEX

Exhibit No.                Description
----------                 -----------

99.1                       Press release dated May 26, 2004.